                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                   SIX-MONTH DIVIDEND HISTORY       6
                             ASSET ALLOCATION       6
                          COUPON DISTRIBUTION       6
             Q&A WITH YOUR PORTFOLIO MANAGERS       7
                            GLOSSARY OF TERMS      10

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      11
                         FINANCIAL STATEMENTS      14
                NOTES TO FINANCIAL STATEMENTS      20

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      30
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      31

Promising economic signs have appeared on the horizon.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 19, 2002

Dear Shareholder,

In recent months, promising economic signs have appeared on the horizon. While it may be too soon to declare an end to the recession, it's never too soon to discuss diversification and long-term investment strategies.

Over the years, we've used our generations of experience to help investors like you pursue their financial goals. Whether you're planning for your future, or for your family's, we encourage you to consider including a variety of stock and fixed-income funds in your portfolio. We believe an appropriately diversified portfolio, one which includes a balanced mix of investments, may help smooth out the effects of the market's fluctuations--and, as such, may help improve your portfolio's long-term performance.

While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals. Be sure to discuss your situation with your advisor before investing.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
THE ECONOMIC DATA RELEASED IN MARCH WAS UNAMBIGUOUS--THE U.S. ECONOMY SEEMED BETTER POSITIONED TO RESUME TREND GROWTH THAN MOST FORECASTERS HAD PREDICTED. SURPRISINGLY STRONG DATA, RANGING FROM PAYROLL GROWTH TO INVENTORY RESTOCKING, GENERATED A CHORUS OF UPWARD REVISIONS TO PROJECTIONS OF FIRST-QUARTER GROWTH IN THE GROSS DOMESTIC PRODUCT.

ON THE HEELS OF THIS INCREASINGLY OPTIMISTIC NEWS, THE CAPITAL MARKETS REACTED POSITIVELY--STOCK AND COMMODITY PRICES ROSE WHILE BOND PRICES FELL.

THE FEDERAL RESERVE BOARD'S OPEN MARKET COMMITTEE (FOMC) ACKNOWLEDGED IN ITS MARCH 19 MONETARY POLICY DIRECTIVE, "INFORMATION THAT HAS BECOME AVAILABLE SINCE THE LAST MEETING OF THE COMMITTEE INDICATES THAT THE ECONOMY, BOLSTERED BY A MARKED SWING IN INVENTORY INVESTMENT, IS EXPANDING AT A SIGNIFICANT PACE."

FOLLOWING THIS STATEMENT, IT CAME AS NO SURPRISE TO MOST INVESTORS WHEN THE FOMC ANNOUNCED IT WOULD NOT CHANGE INTEREST RATES DURING ITS MARCH MEETING. DURING 2001, THE FED CUT INTEREST RATES 11 TIMES--BRINGING THE FEDERAL FUNDS RATE TO
1.75 PERCENT, A 40-YEAR LOW.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            1.70
Mar 02                                                                            5.80

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(March 31, 2000--March 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of March 31, 2002)

                                       A SHARES      B SHARES        C SHARES
---------------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                   -0.05%        -0.42%          -0.42%
---------------------------------------------------------------------------------
Six-month total return(2)                -4.76%        -4.33%          -1.40%
---------------------------------------------------------------------------------
One-year total return(2)                 -0.11%         0.17%           3.03%
---------------------------------------------------------------------------------
Five-year average annual total
return(2)                                 5.30%         5.28%           5.52%
---------------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 4.97%(3)      4.98%(3,4)      4.38%
---------------------------------------------------------------------------------
Commencement date                      10/06/92      10/06/92        04/12/93
---------------------------------------------------------------------------------
Distribution rate(5)                      3.95%         3.39%           3.39%
---------------------------------------------------------------------------------
SEC Yield(6)                              5.89%         5.43%           5.43%
---------------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fee and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. The returns above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Total return from November 2, 1992 (date the Fund's investment strategy was implemented).

(4) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See footnote 3 in the Notes to Financial Statements for additional information.

(5) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(6) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended March 31, 2002.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Fund shares are neither insured nor guaranteed by the U.S. Government.

    Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE

SIX-MONTH DIVIDEND HISTORY

(for the six months ending March 31, 2002)

[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
10/01                                                                           0.0349
11/01                                                                           0.0349
12/01                                                                           0.0314
1/02                                                                            0.0314
2/02                                                                            0.0273
3/02                                                                            0.0273

The dividend history represents dividends that were paid on the fund's Class A shares and is no guarantee of the fund's future dividends.

ASSET ALLOCATION

(as a percentage of long-term investments)

[BAR GRAPH]

                                                                       MARCH 31, 2002                   SEPTEMBER 30, 2001
                                                                       --------------                   ------------------
Treasury/Agency                                                            66.50                              34.80
CMO                                                                        14.80                              13.90
FHLMC                                                                       8.10                              24.00
GNMA                                                                        5.50                               7.00
FNMA                                                                        5.10                              20.30

COUPON DISTRIBUTION

(as a percentage of long-term investments--March 31, 2002)

[BAR GRAPH]

                                                                          COUPON DISTRIBUTION
                                                                          -------------------
less than 6.0%                                                                    4.70
6-6.9%                                                                           52.70
7-7.9%                                                                           13.00
8-8.9%                                                                            2.80
9-9.9%                                                                            3.70
10% or more                                                                      23.10

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM FOR THE VAN KAMPEN U.S. GOVERNMENT TRUST FOR INCOME ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX-MONTH PERIOD ENDED MARCH 31, 2002. THE FUND IS MANAGED BY THE ADVISER'S HIGH GRADE TEAM. CURRENT MEMBERS OF THE TEAM(1) INCLUDE W. DAVID ARMSTRONG, MANAGING DIRECTOR; PAUL F. O'BRIEN, EXECUTIVE DIRECTOR; AND DAVID HOROWITZ, VICE PRESIDENT. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE. PLEASE NOTE, AS OF MARCH 22, 2002, THE FUND CLOSED TO NEW INVESTORS.

(1) Team members may change at any time without notice.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST SIX MONTHS, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   The period was marked by a
return to more normal conditions following the market chaos that ensued after September. This was particularly true for the high-quality paper in which the fund invests, since it isn't typically affected by concerns of credit quality. Investors' initial reaction in the first part of the period was to seek out the relative safety of U.S. Treasury bonds. This flight to quality drove interest rates down, particularly in the short end of the yield curve, and took the yield on the 10-year note down to a low of 4.18 percent early November.

    Shortly after that, the market began to be more optimistic about the future path of the economy. The yield curve, which had been aggressively steepened by the flight to quality earlier in the period, began to flatten as investors unwound their longer-term Treasury positions. This drove interest rates up at the intermediate and long portions of the yield curve, with the greatest change occurring in the intermediate area.

    Mortgage-backed securities turned in a strong performance over the period. Their performance was driven by a number of factors, including increased investor demand for high-quality paper without credit risk. The sector was also helped by a sustained decline in volatility in the fixed-income market over the period to more normal levels. We believe this drop in volatility helped to make mortgage securities--which often suffer adverse effects from volatility--more attractive. Finally, rising interest rates helped reduce homeowners' incentives to refinance their mortgages. This reduced incentive provided further stability to the mortgage-backed securities market.

    Agency paper continued to be highly priced over the period. Like mortgage bonds, agencies experienced increased demand from investors who wanted to earn more yield than they could with Treasuries without having to be exposed to credit risk.

    The fund continued to provide shareholders with what we believe is an attractive level of income, as its monthly dividend of $0.0273 per Class A share translates to a distribution rate of 3.95 percent based on the fund's maximum offering price as of March 31, 2002. For the six-month period ended March 31, 2002, the fund generated a total return of -0.05 percent.

    Performance information for the fund reflects Class A shares at net asset value including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding a maximum sales charge of 4.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Of course, past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Merrill Lynch U.S. Treasuries/Agencies 1-10 Years Index posted a total return of -0.33 percent for the same period. This index is a broad-based, unmanaged index which represents any securities issued or guaranteed by the U.S. government, its agencies or instrumentalities with maturities of one to ten years. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU PURSUE
    IN THIS ENVIRONMENT?

A   We believed that apparent investor
preference for the relative safety of government bonds drove interest rates too low during the earlier part of the period. As a result, we kept the fund's duration significantly shorter than that of its benchmark index (the Merrill Lynch U.S. Treasuries/Agencies 1-10 Years Index) until interest rates began to rise. As that process unfolded, we systematically lengthened the fund's duration to take advantage of rising yields. By the end of the period, the fund's duration approximated that of its benchmark.

    In order to keep the fund's duration short during the early part of the period, we emphasized the intermediate part of the yield curve. We slowly reduced the portfolio's exposure to that segment of the curve as we shortened its duration. We believe this move helped to insulate the fund from much of the negative impact of rising intermediate rates.

    At the sector level, the fund maintained a consistent overweighting to mortgage-backed securities throughout the period. Our strategy within the sector was to emphasize both lower-coupon paper as well as higher-coupon paper in order to keep its exposure balanced. We underweighted bonds with coupons that we believe put them at greatest risk of refinancing. Our strongest preference was for paper backed by the FNMA (Federal National Mortgage Association). While we maintained the fund's overall overweight in mortgage-backed securities, we did move to capture the sector's outperformance by selling some positions. This reduced the portfolio's position to a modest overweighting by the end of the period.

Q   WHAT IS YOUR OUTLOOK FOR
    THE MARKET?

A   Our outlook for the economy is
constructive, and we expect the recovery to continue to gather steam in 2002. As a result, we agree with the market's prediction that interest rates are likely to rise. The curve traditionally flattens in such times, with yields rising most rapidly on the short end as the Federal Reserve raises rates, and we expect that pattern to hold true in the coming months.

    At the sector level, we believe that mortgage-backed securities still offer reasonable value. That said, we don't feel that the sector offers as compelling a value as it did in the fall of 2001. For the time being, we plan to maintain the fund's barbell structure between higher and lower coupons in the belief that this structure should provide the fund with the potential for a healthy yield as well as reasonable price stability.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-rate environments, while funds with longer durations perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FLIGHT TO QUALITY: The flow of funds toward potentially "safer" investments in times of marketplace uncertainty or fear.

MORTGAGE-BACKED SECURITIES: Securities backed by pools of similar mortgages. These securities are generally issued by agencies of the U.S. government, such as Government National Mortgage Association (GNMA, or "Ginnie Mae") and Federal Home Loan Mortgage Corporation (FHLMC, or "Freddie Mac").

SECTOR: A group of securities that are similar with respect to industry, maturity, credit rating, or coupon.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower credit ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                       COUPON         MATURITY            VALUE
          ASSET BACKED SECURITIES  0.0%
$   17    Merrill Lynch Mortgage
          Investments, Inc................. 2.160%         12/25/27         $     16,784
                                                                            ------------

          COLLATERALIZED MORTGAGE
          OBLIGATIONS  14.5%
 2,800    Federal Home Loan Mortgage Corp.
          CMO, Series 2323 (REMIC)......... 5.500          04/15/15            2,858,411
 2,227    Federal National Mortgage
          Association CMO, Series 1994-87
          (a).............................. 2.365          03/25/09            2,234,111
   700    Federal National Mortgage
          Association CMO, Series
          1999-19.......................... 6.000          02/25/22              717,195
 3,341    Norwest Asset Securities Corp.,
          Series 1997-19 (a)............... 7.250          12/25/27            3,429,504
 6,728    Residential Funding Mortgage
          Securities Investment, Series
          1998-S20 (a)..................... 6.750          09/25/28            6,703,279
                                                                            ------------
          TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS......................     15,942,500
                                                                            ------------

          MORTGAGE BACKED SECURITIES  15.7%
 1,907    Federal Home Loan Mortgage Corp.
          Gold 30 Year Pools............... 6.000          04/01/29            1,863,479
 5,209    Federal Home Loan Mortgage Corp.
          Gold 30 Year Pools............... 6.500    02/01/26 to 05/01/26      5,240,318
 2,319    Federal National Mortgage
          Association 15 Year Dwarf
          Pools............................ 6.000          07/01/14            2,331,418
   132    Federal National Mortgage
          Association 15 Year Dwarf
          Pools............................ 7.000    08/01/14 to 05/01/15        136,677
   183    Federal National Mortgage
          Association 15 Year Dwarf
          Pools............................ 7.500    03/01/15 to 05/01/15        192,234
 1,164    Federal National Mortgage
          Association 30 Year Pools........ 6.500    06/01/29 to 07/01/29      1,164,319
   392    Federal National Mortgage
          Association Pools (FHA/VA)....... 8.500    01/01/22 to 09/01/24        427,040

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                       COUPON         MATURITY            VALUE
          MORTGAGE BACKED SECURITIES (CONTINUED)
$3,063    Government National Mortgage
          Association 30 Year Pools........ 7.500%   06/15/28 to 08/15/28   $  3,199,945
 1,273    Government National Mortgage
          Association 30 Year Pools........ 8.000    11/15/21 to 08/15/24      1,356,949
 1,249    Government National Mortgage
          Association 30 Year Pools........ 9.000    03/15/18 to 12/15/19      1,374,735
                                                                            ------------
          TOTAL MORTGAGE BACKED SECURITIES  15.7%........................     17,287,114
                                                                            ------------

          UNITED STATES GOVERNMENT AGENCY
          OBLIGATIONS  2.6%
 1,600    Federal Home Loan Mortgage
          Corp............................. 7.375          05/15/03            1,675,550
 1,100    Federal National Mortgage
          Association...................... 7.250          05/15/30            1,197,017
                                                                            ------------
          TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS..............      2,872,567
                                                                            ------------

          UNITED STATES TREASURY
          OBLIGATIONS  65.2%
 3,500    United States Treasury Bonds..... 7.625          02/15/25            4,180,043
 1,000    United States Treasury Bonds
          (a).............................. 8.750          05/15/17            1,276,018
 2,000    United States Treasury Bonds
          (a).............................. 9.000          11/15/18            2,625,933
 1,500    United States Treasury Bonds
          (a).............................. 10.750         02/15/03            1,604,877
15,250    United States Treasury Bonds
          (a).............................. 11.625         11/15/02           16,132,830
 6,000    United States Treasury Bonds
          (a).............................. 11.625         11/15/04            7,099,657
14,500    United States Treasury Notes
          (a).............................. 6.250          08/31/02           14,749,201
 7,868    United States Treasury Notes
          (a).............................. 6.250          02/15/03            8,111,407
 2,000    United States Treasury Notes
          (a).............................. 6.375          06/30/02            2,022,812
 7,000    United States Treasury Notes
          (a).............................. 6.375          08/15/02            7,116,465
 3,100    United States Treasury Notes
          (a).............................. 6.500          10/15/06            3,303,918
 3,200    United States Treasury Notes
          (a).............................. 6.625          05/15/07            3,434,484
                                                                            ------------
          TOTAL UNITED STATES TREASURY OBLIGATIONS.......................     71,657,645
                                                                            ------------
TOTAL LONG-TERM INVESTMENTS  98.0%
  (Cost $105,940,349)....................................................    107,776,610

REPURCHASE AGREEMENT  0.5%
  State Street Bank & Trust Co. ($553,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 03/28/02, to be sold on 04/01/02 at $553,109)
(Cost $553,000)..........................................................        553,000
                                                                            ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

                                                                               MARKET
DESCRIPTION                                                                    VALUE
TOTAL INVESTMENTS  98.5%
  (Cost $106,493,349)....................................................   $108,329,610
OTHER ASSETS IN EXCESS OF LIABILITIES  1.5%..............................      1,628,250
                                                                            ------------

NET ASSETS  100.0%.......................................................   $109,957,860
                                                                            ============

(a) Assets segregated as collateral for open futures and forward transactions.

FHA/VA--Federal Housing Administration/Department of Veterans Affairs
REMIC--Real Estate Mortgage Investment Conduits

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $106,493,349).......................  $108,329,610
Cash........................................................       733,884
Receivables:
  Interest..................................................     1,808,463
  Fund Shares Sold..........................................        21,667
  Investments Sold..........................................         7,375
Other.......................................................        71,654
                                                              ------------
    Total Assets............................................   110,972,653
                                                              ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       291,210
  Income Distributions......................................       158,486
  Distributor and Affiliates................................        82,504
  Investment Advisory Fee...................................        56,665
  Variation Margin on Futures...............................        36,688
Forward Commitments.........................................       198,491
Trustees' Deferred Compensation and Retirement Plans........        99,687
Accrued Expenses............................................        91,062
                                                              ------------
    Total Liabilities.......................................     1,014,793
                                                              ------------
NET ASSETS..................................................  $109,957,860
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $166,264,317
Net Unrealized Appreciation.................................     1,624,957
Accumulated Undistributed Net Investment Income.............    (3,129,368)
Accumulated Net Realized Loss...............................   (54,802,046)
                                                              ------------
NET ASSETS..................................................  $109,957,860
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $69,927,507 and 8,852,984 shares of
    beneficial interest issued and outstanding).............  $       7.90
    Maximum sales charge (4.75%* of offering price).........           .39
                                                              ------------
    Maximum offering price to public........................  $       8.29
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $29,606,879 and 3,752,059 shares of
    beneficial interest issued and outstanding).............  $       7.89
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $10,423,474 and 1,320,773 shares of
    beneficial interest issued and outstanding).............  $       7.89
                                                              ============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended March 31, 2002 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 2,762,121
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      340,773
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $88,596, $154,232 and $54,347,
  respectively).............................................      297,175
Shareholder Services........................................       77,791
Trustees' Fees and Related Expenses.........................        9,229
Custody.....................................................        8,466
Legal.......................................................        1,462
Other.......................................................      109,786
                                                              -----------
    Total Expenses..........................................      844,682
    Less Credits Earned on Cash Balances....................          666
                                                              -----------
    Net Expenses............................................      844,016
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 1,918,105
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 1,234,212
  Futures...................................................     (221,417)
  Forward Commitments.......................................      387,291
                                                              -----------
Net Realized Gain...........................................    1,400,086
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    5,122,561
                                                              -----------
  End of the Period:
    Investments.............................................    1,836,261
    Futures.................................................     (134,600)
    Forward Commitments.....................................      (76,704)
                                                              -----------
                                                                1,624,957
                                                              -----------
Net Unrealized Depreciation During the Period...............   (3,497,604)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(2,097,518)
                                                              ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $  (179,413)
                                                              ===========

See Notes to Financial Statements

Statement of Changes in Net Assets
(Unaudited)

                                                  SIX MONTHS ENDED        YEAR ENDED
                                                   MARCH 31, 2002     SEPTEMBER 30, 2001
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................   $  1,918,105         $  5,625,245
Net Realized Gain................................      1,400,086            1,102,075
Net Unrealized Appreciation/Depreciation During
  the Period.....................................     (3,497,604)           4,577,282
                                                    ------------         ------------
Change in Net Assets from Operations.............       (179,413)          11,304,602
                                                    ------------         ------------

Distributions from Net Investment Income:
  Class A Shares.................................     (1,683,330)          (4,286,048)
  Class B Shares.................................       (607,168)          (1,282,244)
  Class C Shares.................................       (214,017)            (474,533)
                                                    ------------         ------------
Total Distributions..............................     (2,504,515)          (6,042,825)
                                                    ------------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................     (2,683,928)           5,261,777
                                                    ------------         ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................     14,687,754           61,658,442
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................      1,359,448            2,996,663
Cost of Shares Repurchased.......................    (18,950,782)         (46,745,115)
                                                    ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................     (2,903,580)          17,909,990
                                                    ------------         ------------
TOTAL INCREASE/DECREASE IN NET ASSETS............     (5,587,508)          23,171,767
NET ASSETS:
Beginning of the Period..........................    115,545,368           92,373,601
                                                    ------------         ------------
End of the Period (Including accumulated
  undistributed net investment income of
  $(3,129,368) and $(307,815), respectively).....   $109,957,860         $115,545,368
                                                    ============         ============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                  SIX
                                MONTHS
                                 ENDED                  YEAR ENDED SEPTEMBER 30,
CLASS A SHARES                 MARCH 31,    ------------------------------------------------
                               2002 (A)      2001       2000        1999      1998     1997
                               -------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................  $ 8.09      $ 7.68     $7.77       $ 8.42     $8.19    $8.11
                                ------      ------     -----       ------     -----    -----
  Net Investment Income.......     .15         .44       .51          .54       .60      .57
  Net Realized and Unrealized
    Gain/Loss.................    (.15)        .44      (.08)        (.65)      .18      .07
                                ------      ------     -----       ------     -----    -----
Total from
  Investment Operations.......    (.00)        .88       .43         (.11)      .78      .64
Less Distributions from Net
  Investment Income...........     .19         .47       .52          .54       .55      .56
                                ------      ------     -----       ------     -----    -----
NET ASSET VALUE, END OF THE
  PERIOD......................  $ 7.90      $ 8.09     $7.68       $ 7.77     $8.42    $8.19
                                ======      ======     =====       ======     =====    =====
Total Return (b)..............  -0.05%*     11.95%     5.82%       -1.34%     9.87%    8.09%
Net Assets at End of the
  Period (In millions)........  $ 69.9      $ 74.2     $67.9       $ 69.2     $37.2    $38.3
Ratio of Expenses to Average
  Net Assets (c)..............   1.21%       1.24%     1.27%        1.22%     1.16%    1.18%
Ratio of Net Investment Income
  to Average Net Assets.......   3.66%       5.69%     6.78%        6.88%     7.19%    6.95%
Portfolio Turnover............     38%*        63%      174%          85%      217%      82%

 * Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the six months ended March 31, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealized gains and losses per share by $.04, and decrease the ratio of net investment income to average net assets from 4.57% to 3.66%. Per share, ratios, and supplemental data for periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended September 30, 1999.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                 SIX
                               MONTHS
                                ENDED                   YEAR ENDED SEPTEMBER 30,
CLASS B SHARES                MARCH 31,    --------------------------------------------------
                              2002 (A)      2001     2000 (B)    1999 (B)     1998      1997
                              ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................  $ 8.08      $ 7.67     $7.76       $ 8.41     $ 8.19    $ 8.10
                               ------      ------     -----       ------     ------    ------
  Net Investment Income......     .12         .37       .47          .49        .53       .51
  Net Realized and Unrealized
    Gain/Loss................    (.15)        .45      (.10)        (.66)       .18       .07
                               ------      ------     -----       ------     ------    ------
Total from Investment
  Operations.................    (.03)        .82       .37         (.17)       .71       .58
Less Distributions from Net
  Investment Income..........     .16         .41       .46          .48        .49       .49
                               ------      ------     -----       ------     ------    ------
NET ASSET VALUE, END OF THE
  PERIOD.....................  $ 7.89      $ 8.08     $7.67       $ 7.76     $ 8.41    $ 8.19
                               ======      ======     =====       ======     ======    ======
Total Return (c).............  -0.42%*     11.13%     5.00%       -2.07%      8.96%     7.43%
Net Assets at End of the
  Period (In millions).......  $ 29.6      $ 30.5     $16.7       $ 40.4     $101.2    $121.7
Ratio of Expenses to Average
  Net Assets (d).............   1.97%       1.99%     2.03%        1.96%      1.93%     1.94%
Ratio of Net Investment
  Income to Average Net
  Assets.....................   2.90%       4.94%     6.03%        6.05%      6.40%     6.20%
Portfolio Turnover...........     38%*        63%      174%          85%       217%       82%

 * Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the six months ended March 31, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealized gains and losses per share by $.04, and decrease the ratio of net investment income to average net assets from 3.81% to 2.90%. Per share, ratios, and supplemental data for periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

(b) Based on average shares outstanding.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

(d) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended September 30, 1999.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                 SIX
                               MONTHS
                                ENDED                  YEAR ENDED SEPTEMBER 30,
CLASS C SHARES                MARCH 31,    ------------------------------------------------
                              2002 (A)      2001       2000      1999 (B)    1998     1997
                              -------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................  $ 8.08      $ 7.67     $7.76       $ 8.41     $8.19    $8.10
                               ------      ------     -----       ------     -----    -----
  Net Investment Income......     .12         .38       .46          .49       .53      .50
  Net Realized and Unrealized
    Gain/Loss................    (.15)        .44      (.09)        (.66)      .18      .08
                               ------      ------     -----       ------     -----    -----
Total from
  Investment Operations......    (.03)        .82       .37         (.17)      .71      .58
Less Distributions from Net
  Investment Income..........     .16         .41       .46          .48       .49      .49
                               ------      ------     -----       ------     -----    -----
NET ASSET VALUE, END OF THE
  PERIOD.....................  $ 7.89      $ 8.08     $7.67       $ 7.76     $8.41    $8.19
                               ======      ======     =====       ======     =====    =====
Total Return (c).............  -0.42%*     11.13%     5.00%       -2.07%     8.96%    7.43%
Net Assets at End of the
  Period (In millions).......  $ 10.4      $ 10.8     $ 7.7       $ 10.1     $11.3    $13.7
Ratio of Expenses to Average
  Net Assets (d).............   1.97%       1.98%     2.03%        1.97%     1.93%    1.94%
Ratio of Net Investment
  Income to Average Net
  Assets.....................   2.90%       4.95%     6.03%        6.08%     6.41%    6.20%
Portfolio Turnover...........     38%*        63%      174%          85%      217%      82%

 * Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the six months ended March 31, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealized gains and losses per share by $.04, and decrease the ratio of net investment income to average net assets from 3.81% to 2.90%. Per share, ratios, and supplemental data for periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

(b) Based on average shares outstanding.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended September 30, 1999.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen U.S. Government Trust for Income (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide investors with a high level of current income. The Fund commenced investment operations on October 6, 1992 with two classes of common shares, Class A and Class B Shares. The distribution of the Fund's Class C Shares commenced on April 12, 1993.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are stated at value using market quotations or indications of value obtained from an independent pricing service based on the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2002, there were no when-issued or delayed delivery purchase commitments.

    The Fund trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Fund and dealers. Upon executing a forward commitment and during the period of obligation, the Fund maintains collateral of cash or securities in a segregated

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Fund is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase. For forward purchase commitments for which security settlement is not intended by the Fund, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis. Certain forward commitments are entered into with the intent of recognizing fee income which results from the difference between the price of a forward settlement security versus the current cash settlement price of the same security. Upon the closing of these forward commitments, this income is recognized and is shown as fee income on the Statement of Operations.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began amortizing premium on fixed income securities. Prior to October 1, 2001, the Fund did not amortize premiums on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $2,235,143 reduction in cost of securities and a corresponding $2,235,143 increase in net unrealized appreciation based on securities held by the Fund on October 1, 2001.

    The effect of this change for the six months ended March 31, 2002 was to decrease net investment income by $582,818; increase net unrealized appreciation by $568,808, and increase net realized gain by $14,010. The Statement of Changes

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

    The revised version of the Guide also requires that paydown gains and losses on mortgage- and asset-backed securities be presented as interest income. Previously, paydown gains and losses on mortgage- and asset-backed securities were shown as a component of realized gain/loss. The effect of this change for the six months ended March 31, 2002 was to increase net investment income and decrease net realized gain/loss by $64,079.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At March 31, 2002, for federal income tax purposes, the cost of long- and short-term investments is $109,395,776, the aggregate gross unrealized appreciation is $1,237,054, and the aggregate gross unrealized depreciation is $2,303,220, resulting in net unrealized depreciation on long- and short-term investments of $1,066,166.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $55,998,415 which will expire between September 30, 2003 and September 30, 2009. Net realized loss may differ for financial reporting and tax reporting purposes primarily as a result of the deferral of losses relating to straddle positions.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on forwards and futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the six months ended March 31, 2002, the Fund's custody fee was reduced by $666 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .60%
Next $500 million...........................................       .55%
Over $1 billion.............................................       .50%

    For the six months ended March 31, 2002, the Fund recognized expenses of approximately $1,500 representing legal services provided by Skadden, Arps, Slate, Meagher, & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended March 31, 2002, the Fund recognized expenses of approximately $16,700 representing Van Kampen Investments Inc's. or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2002, the Fund recognized expenses of approximately $64,800. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $57,532 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2002. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At March 31, 2002, capital aggregated $83,101,357, $66,315,367 and $16,847,593 for Classes A, B and C, respectively. For the six months ended March 31, 2002, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................     941,260    $  7,561,769
  Class B.................................................     624,846       5,028,268
  Class C.................................................     260,762       2,097,717
                                                            ----------    ------------
Total Sales...............................................   1,826,868    $ 14,687,754
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     105,865    $    849,704
  Class B.................................................      49,128         393,844
  Class C.................................................      14,448         115,900
                                                            ----------    ------------
Total Dividend Reinvestment...............................     169,441    $  1,359,448
                                                            ==========    ============
Repurchases:
  Class A.................................................  (1,368,932)   $(11,004,605)
  Class B.................................................    (701,488)     (5,617,833)
  Class C.................................................    (290,666)     (2,328,344)
                                                            ----------    ------------
Total Repurchases.........................................  (2,361,086)   $(18,950,782)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

    At September 30, 2001, capital aggregated $85,694,489, $66,511,088 and $16,962,320 for Classes A, B and C, respectively. For the year ended September 30, 2001, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   4,165,006    $ 32,897,424
  Class B.................................................   2,993,103      23,569,905
  Class C.................................................     656,811       5,191,113
                                                            ----------    ------------
Total Sales...............................................   7,814,920    $ 61,658,442
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     252,082    $  1,987,745
  Class B.................................................      95,403         752,407
  Class C.................................................      32,542         256,511
                                                            ----------    ------------
Total Dividend Reinvestment...............................     380,027    $  2,996,663
                                                            ==========    ============
Repurchases:
  Class A.................................................  (4,086,536)   $(32,228,767)
  Class B.................................................  (1,487,044)    (11,691,648)
  Class C.................................................    (358,883)     (2,824,700)
                                                            ----------    ------------
Total Repurchases.........................................  (5,932,463)   $(46,745,115)
                                                            ==========    ============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended March 31, 2002 and the year ended September 30, 2001, 118,175 and 498,174 Class B Shares converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended March 31, 2002 and the year ended September 30, 2001, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the six months ended March 31, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $7,600 and CDSC on redeemed shares of approximately $30,000. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, including paydowns on mortgage backed securities, and excluding short-term investments and forward commitment transactions, were $43,534,234 and $34,231,667, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract or forward commitment. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract or forward commitment. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended March 31, 2002 were as follows:

                                                                CONTRACTS
Outstanding at September 30, 2001...........................        93
Futures Opened..............................................       763
Futures Closed..............................................      (719)
                                                                  ----
Outstanding at March 31, 2002...............................       137
                                                                  ====

    The futures contracts outstanding as of March 31, 2002, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
LONG CONTRACTS:
  U.S. Treasury Notes 10-Year Futures, June 2002
    (Current Notional Value of $102,453 per contract).......     102         $(192,650)
SHORT CONTRACTS:
  U.S. Treasury Bonds Futures, June 2002
    (Current Notional Value of $98,156 per contract)........       4             4,256
  U.S. Treasury Notes 5-Year Futures, June 2002
    (Current Notional Value of $103,734 per contract).......      31            53,794
                                                                 ---         ---------
                                                                 137         $(134,600)
                                                                 ===         =========

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

B. FORWARD COMMITMENTS The Fund trades certain securities under the terms of forward commitments, whereby the settlement occurs at a specific future date. Forward commitments are privately negotiated transactions between the Fund and dealers. While forward commitments are outstanding, the Fund maintains sufficient collateral of cash or securities in a segregated account with its custodian. Forward commitments are marked to market on a daily basis with changes in value reflected as a component of unrealized appreciation/depreciation. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. This potential for loss may be greater than the amount shown on the Statement of Assets and Liabilities for forwards that don't intend to settle. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities.

    The Fund's market exposure from these positions is equal to the current value noted below. The following forward commitments were outstanding as of March 31, 2002:

PAR                                                                          UNREALIZED
AMOUNT                                                         CURRENT      APPRECIATION/
(000)      DESCRIPTION                                          VALUE       DEPRECIATION
$ 8,875    FNMA April Forward, 6.50% coupon..............    $ 8,827,874      $(108,142)
 11,400    FNMA April Forward, 7.00% coupon..............     11,802,534         35,597
  2,500    FNMA April Forward, 7.50% coupon..............      2,588,275          4,681
  8,875    FNMA May Forward, 6.50% coupon................      8,786,250        (13,867)
  1,700    FNMA May Forward, 7.00% coupon................      1,723,902          4,246
  2,500    FNMA May Forward, 7.50% coupon................      2,578,125            781
                                                             -----------      ---------
                                                             $36,306,960      $ (76,704)
                                                             ===========      =========

C. CLOSED BUT UNSETTLED FORWARD COMMITMENTS In certain situations, the Fund has entered into offsetting transactions for outstanding forward commitments prior to settlement of the obligation. In doing so, the Fund realizes a gain or loss on the transactions at the time the forward commitment is closed. Risks may result from the potential inability of counterparties to meet the terms of their contracts. As of March 31, 2002, the Fund has net realized losses on closed but unsettled forward contracts of $121,787 scheduled to settle on April 11, 2002.

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each of Class B and Class C average net assets are accrued daily. Included in these fees for the six months ended March 31, 2002, are payments retained by Van Kampen of approximately $171,200, and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $7,600.

7. FUND MERGER

On March 12, 2002, the Trustees of Van Kampen U.S. Government Trust for Income ("Target Fund") announced its intention to merge the Target Fund into the Van Kampen Government Securities Fund ("Acquiring Fund"). The Trustees of each of the funds have approved in principle an agreement and plan of reorganization between the funds providing for a transfer of assets and liabilities of the Target Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (the "Reorganization"). The Reorganization is subject to the approval by the shareholders of the Target Fund.

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income*

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income*
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN U.S. GOVERNMENT TRUST FOR INCOME

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - CHAIRMAN
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 W. Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
37, 137, 237                                                   Member NASD/SIPC.
GTI SAR 5/02                                                     5599E02-AP-5/02